Exhibit 99.1

Fulton Financial Corporation

Presentation to:

RBC Capital Markets

September 19, 2003

Fulton Financial Corporation	1

Forward-looking statement

☐	The following presentation may contain forward-looking statements about Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

☐	Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.

Fulton Financial Corporation	2

Presentation outline

R. Scott Smith, Jr.	President and COO

☐ Corporate profile

☐ Strategic initiatives

☐ Asset quality

☐ Future direction

Charles J. Nugent	Senior Exec. VP/CFO

☐ Financial performance

Fulton Financial Corporation	3

Fulton Financial profile

☐	Regional financial holding company (formed in 1982)

☐	11 bank subsidiaries; 3 financial services subsidiaries

☐	Asset size: $9.2 billion

☐	Second largest commercial bank headquartered in Third Federal Reserve District

☐	Fulton Bank founded in 1882

Fulton Financial Corporation	4

Where are we located?

Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
YORK
CHESTER
SUSSEX
WARREN
MORRIS
HUNTERDON
New Jersey
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CAPE MAY
WASHINGTON
FREDERICK
Maryland
CECIL
NEW CASTLE
KENT
SUSSEX
Delaware
FAIRFAX
Virginia
RICHMOND (City)
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

Fulton Financial Corporation

Where are we located?

☐ The Bank	[GRAPHIC]
☐ Delaware National Bank
☐ FNB Bank
☐ Fulton Bank
☐ Hagerstown Trust
☐ Lafayette Ambassador Bank
☐ Lebanon Valley Farmers Bank
☐ The Peoples Bank of Elkton
☐ Premier Bank
☐ Resource Bankshares Corp. (Pending)
☐ Skylands Community Bank
☐ Swineford National Bank

Fulton Financial Corporation	5

Assets by affiliate

(as of 6/30/03, in thousands)

☐ Fulton Bank	$3,800,000
☐ Lafayette Ambassador Bank	1,087,000
☐ The Bank	1,050,000
☐ Lebanon Valley Farmers Bank	779,000
☐ Premier Bank	607,000
☐ Hagerstown Trust Company	451,000
☐ Skylands Community Bank	375,000
☐ Delaware National Bank	338,000
☐ FNB Bank, N.A.	306,000
☐ Swineford National Bank	277,000
☐ The Peoples Bank of Elkton	105,000

Fulton Financial Corporation	6

Fulton Financial Advisors, N.A.

Includes Dearden Maguire Weaver and Barrett, LLC and Fulton Insurance Services Group

As of: (June 30, 2003)

$4.6 billion; $3.3 billion in assets under management

Products and Services

☐ Personal trust	☐ Insurance

☐ Asset management	☐ Corporate trust

☐ Retirement services	☐ Cash management

☐ Brokerage	☐ Private banking

☐ Named Community-Based Bank Brokerage Program of the Year by Bank Insurance and Securities Association (BISA)

Fulton Financial Corporation	7

Fulton Mortgage Company

☐	Established April 2001

☐	New entity to coordinate residential mortgage lending throughout FFC

■	Expanded, competitive product line to customers of all affiliates

■	In partnership with each affiliate, focused management team on residential mortgages

■	Entry into new markets for FFC

☐	On target for record originations this year

Fulton Financial Corporation	8

Mission statement

☐	We will increase shareholder value and enrich the communities we serve by creating financial success together with our customers and career success together with our employees.

We will conduct all of our business with honesty and integrity.

Fulton Financial Corporation	9

Corporate ethics

☐	Longstanding written code of conduct

☐	No “gray” areas

☐	Expectations clearly outlined

Fulton Financial Corporation	10

What have we accomplished?

☐	9.3% compounded annual growth rate in earnings per share

☐	21 consecutive years of record earnings

☐	29 consecutive years of dividend increases

☐	10.3% compounded annual growth rate in dividends per share

☐	Proven business model

☐	Consistently high performance

Fulton Financial Corporation	11

Five-year performance

	1998	2002
Net income per share	$.88	$1.23
Cash dividends per share	$.37	$.56
Return on assets	1.60%	1.68%
Return on equity	15.06%	15.86%
Efficiency ratio	55.3%	52.4%
Dividend payout	41.6%	45.4%

All information is as originally reported

Fulton Financial Corporation	12

Stock highlights (as of 8/31/03)

Average daily trading volume	187,053

Number of Market Makers	36

Number of Analysts	11

Number of shares outstanding	109.4 million

Market Capitalization	$2.2 billion

Fulton Financial Corporation	13

Employee stock ownership

☐	70% of our employees collectively own more than 2 million shares of Fulton Financial Corporation stock.

☐	Stock options help us to retain long-term loyal employees

Fulton Financial Corporation	14

Stock performance (1982-6/30/03)

☐	WITHOUT dividend reinvestment:
15%	compounded annual rate of return

☐	WITH dividend reinvestment:
19%	compounded annual rate of return

Fulton Financial Corporation	15

Employee retention

100
90
80
70
60
50
40
30
20
10
0
1998
1999
2000
2001
2002
Exempt
Non-exempt
Overall

Fulton Financial Corporation
16

Employee retention

[GRAPHIC]

☐ Exempt

☐ Non-exempt

☐ Overall

Fulton Financial Corporation	16

Employee opinion survey

- Customer service
- Management team performance
- Company image and mission
- Team orientation
- Technology and systems
- Training and development
- Sales orientation
- Work effectiveness
- Pay and benefits
- Employee satisfaction

Fulton Financial Corporation

17

Employee opinion survey

☐ Customer service	☐ Training and development

☐ Management team performance	☐ Sales orientation

☐ Company image and mission	☐ Work effectiveness

☐ Team orientation	☐ Pay and benefits

☐ Technology and systems	☐ Employee satisfaction

Fulton Financial Corporation	17

Retail customer satisfaction

☐	96% of customers are Extremely or Very Satisfied with their Fulton Financial affiliate bank

Fulton Financial Corporation	18

Deposit composition trends

	June ‘03	June ‘02
Non Interest-Bearing Demand	19%	17%
Interest-Bearing Demand	16%	14%
Money Market	13%	13%
Savings	11%	11%
Time Deposits	36%	40%
Customer Repos	5%	5%

Total Deposits	100%	100%

Fulton Financial Corporation	19

Funding sources

as of 6/30/03

2%
9%
10%
79%
Deposits and Customer Repurchase Agreements
Capital
Other Borrowings
Other Liabilities

Fulton Financial Corporation

20

Funding sources

as of 6/30/03

[GRAPHIC]

Deposits and Customer Repurchase Agreements	79%

Capital	10%

Other Borrowings	9%

Other Liabilities	2%

Fulton Financial Corporation	20

Commercial customer satisfaction

☐	86% of commercial customers are satisfied or very satisfied – results compare favorably to industry benchmarks

☐	Top three rated attributes:

■	Services offered

■	Convenient bank locations

■	Accurate communications

☐	Corporate customers state that what makes Fulton unique is the personal service they receive

Fulton Financial Corporation	21

Community involvement

☐	Employees are actively involved in their own communities

☐	The community benefits from this support

☐	The banks receive additional business as a result of the relationships and goodwill that are developed

Fulton Financial Corporation	22

Corporate strategic initiatives

☐	Achieving consistent earnings growth

☐	Maintaining high asset quality

☐	Expanding the franchise through our well-developed acquisition strategy

☐	Diversifying revenue stream by increasing the contribution of non-interest income

☐	Managing capital

Fulton Financial Corporation	23

Capital (At June 30, 2003)

☐ Total Capital (GAAP):	$874 million

☐ Total Risk-based Capital:	$857 million

☐ Ratios:

☐ Total RB Capital	13.9%

☐ Tier 1 RB Capital	12.7%

☐ Leverage Capital	9.4%

Fulton Financial Corporation	24

Proforma Capital (At June 30, 2003)

☐ Total Risk-based Capital:	$960 million

☐ Ratios:

☐ Total RB Capital	12.3%

☐ Tier 1 RB Capital	10.9%

☐ Leverage Capital	8.0%

Fulton Financial Corporation	25

Acquisitions

- Resource Bankshares (pending)
- Premier Bank
- Drovers & Mechanics Bank
- 18 Sovereign Bank Branches
- Dearden, Maguire, Weaver and Barrett, Inc.
- Skylands Community Bank
- Ambassador Bank of the Commonwealth
- Lebanon Valley National Bank
- Peoples Bank of Elkton
- Woodstown National Bank & Trust Company
- Bank of Gloucester County
- Delaware National Bank
- Central Pennsylvania Savings Association
- Hagerstown Trust Company
- Denver National Bank
- Great Valley Savings Association
- First National Bank of Danville
- Second National Bank of Nazareth
- Lafayette Trust Bank
- Pen Argyl National Bank
- Swineford National Bank
- Farmers Trust Bank

Fulton Financial Corporation
26

Acquisitions

■ Resource Bankshares (pending)	■ Bank of Gloucester County

■ Premier Bank	■ Delaware National Bank

■ Drovers & Mechanics Bank	■ Central Pennsylvania Savings Association

■ 18 Sovereign Bank Branches	■ Hagerstown Trust Company

■ Dearden, Maguire, Weaver and Barrett, Inc.	■ Denver National Bank

■ Skylands Community Bank	■ Great Valley Savings Association

■ Ambassador Bank of the Commonwealth	■ First National Bank of Danville

■ Lebanon Valley National Bank	■ Second National Bank of Nazareth

■ Peoples Bank of Elkton	■ Lafayette Trust Bank

■ Woodstown National Bank & Trust Company	■ Pen Argyl National Bank

■ Swineford National Bank

■ Farmers Trust Bank

Fulton Financial Corporation	26

Premier Bank

☐	A $600 million state chartered bank headquartered in Doylestown, PA

☐	Eight full-service offices serving Montgomery, Bucks and Northampton counties

☐	Historical double-digit growth in deposits, loans, fee income and net income

☐	Strong asset quality

☐	Premier branches are contiguous to current affiliate bank markets

Fulton Financial Corporation	27

Resource Bankshares, Inc.

☐	Assets of $860 million; headquartered in Virginia Beach, Virginia

☐	The only Virginia-based bank with offices in Virginia’s three major markets

☐	Market area accounts for over 73% of all deposits in state of Virginia

☐	Allows for expansion of Fulton Financial Advisors, retail and commercial banking

☐	Senior lenders average 24 years of industry experience

Fulton Financial Corporation	28

What do we look for?

☐	High growth areas

☐	Dynamic market demographics

☐	Strong performance

☐	Asset quality

☐	Talented and dedicated staff

☐	Compatible corporate culture

Fulton Financial Corporation	29

Acquisitions in new markets

What changes?

☐	Replicate strong credit culture

☐	Loan review

☐	Investments

☐	Asset/liability management

☐	Compliance

☐	Common operating platform

☐	Audit

Fulton Financial Corporation	30

Acquisitions in new markets

What stays the same?

☐	Bank name

☐	Board of Directors

☐	Management team

☐	Employees

Fulton Financial Corporation	31

Benefits to new affiliates

☐	Additional capital

☐	Increased lending capacity

☐	Reduced expenses

☐	Management focus on growth, customer service and sales

☐	Proven merger/conversion expertise

☐	Increased non-interest income due to introduction of new products and services

Fulton Financial Corporation	32

Product availability

- Residential Mortgages
- Investment Management
- Brokerage Services
- Insurance (whole life, term life, long-term care through Advisors)
- On-line banking
- Debit/Credit cards
- Cash management
- Specialized lending (leasing and indirect)
- International Services
- Correspondent banking

Fulton Financial Corporation
33

Product availability

☐ Residential Mortgages	☐ On-line banking

☐ Investment Management	☐ Debit/Credit cards

☐ Brokerage Services	☐ Cash management

☐ Insurance (whole life, term life, long-term care through Advisors)	☐ Specialized lending (leasing and indirect) ☐ International Services

☐ Correspondent banking

Fulton Financial Corporation	33

Composition of total revenues

100%
80%
60%
40%
20%
0%
16.0%
16.2%
16.9%
17.9%
19.4%
22.9%
25.0%
28.0%
96
97
98
99
00
01
02
6/03
Other Income
Net Interest Income

Fulton Financial Corporation

34

Composition of total revenues

96	97	98	99	00	01	02	6/03
16.0%	16.2%	16.9%	17.9%	19.4%	22.9%	25.0%	28.0%

☐ Other Income	☐ Net Interest Income

Fulton Financial Corporation	34

Other income (YTD June)

	2003	2002	$	%
	(dollars in thousands)
Invt Mgt & Trust	$17,152	$14,743	$2,409	16%
Mort. Sales & Serv.	11,792	6,064	5,728	94%
Service Charges	7,766	7,472	294	4%
Deposit-related fees	7,323	6,995	328	5%
Cash Mgt Fees	3,628	3,619	9	0%
Success Card Fees	2,641	2,326	315	14%
Merchant Fees	2,056	1,893	163	9%
Other	6,842	6,888	(330)	-8%

Total	$59,200	$50,000	$9,246	18%

Fulton Financial Corporation	35

Investment management and trust services revenue

36.0
30.0
24.0
18.0
12.0
6.0
0.0
13.2%
22.1%
26.8%
18.0%
31.6%
7.4%
11.0%
1997
1998
1999
2000
2001
2002
6/03

Fulton Financial Corporation
36

Investment management and trust services revenue

1997	1998	1999	2000	2001	2002	6/03
13.2%	22.1%	26.8%	18.0%	31.6%	7.4%	11.0%

Fulton Financial Corporation	36

Growth in other income

120.0
100.0
80.0
60.0
40.0
20.0
0.0
10.6%
13.3%
10.4%
10.6%
13.4%
14.3%
35.8%
18.4%
18.3%
95
96
97
98
99
00
01
02
6/03

Fulton Financial Corporation

37

Growth in other income

95	96	97	98	99	00	01	02	6/03
10.6%	13.3%	10.4%	10.6%	13.4%	14.3%	35.8%	18.4%	18.3%

Note: In 2001, we acquired Dearden, Maguire, Weaver & Barrett, LLC

Fulton Financial Corporation	37

Moody’s Investor Service

☐ Short-term rating	P-1

☐ Long-term rating	A-1

Fitch Ratings

☐ Short-term rating	F-1

☐ Long-term rating	A

Fulton Financial Corporation	38

Loan diversification

11%
10%
33%
14%
32%
Consumer and Other
Residential Mortgage
Commercial Loans
Home Equity
Commercial Mortgage

Fulton Financial Corporation
39

Loan diversification

[CHART]	Consumer and Other	11%
	Residential Mortgage	10%
	Commercial Loans	32%
	Home Equity	14%
	Commercial Mortgage	33%

Fulton Financial Corporation	39

Summary of larger loans

☐	21 relationships with commitments to lend of $20 million or more

☐	Maximum individual commitment of $30 million

☐	Average commercial loan commitment is $536,000

☐	Loans and corresponding relationships are within Fulton’s geographical market area

Fulton Financial Corporation	40

Commercial loan concentration

by industry (as of 6/30/03)

Industry	%
Construction	17.2
R/E—Rental	16.6
Services	11.9
Manufacturing	10.4
Retail	8.2
Health Care	7.7
Other	7.5
Agriculture	6.4
Wholesale	5.9
Arts and Entertainment	4.1
Financial Services	2.2

Fulton Financial Corporation	41

Experience of our lenders

☐	The officers who oversee all lending have each worked in this capacity at Fulton for more than 20 years.

☐	This consistency should enable Fulton Financial to maintain its high asset quality in the future.

Fulton Financial Corporation	42

Possible Future Expansion

Pennsylvania
New Jersey
Maryland
Virginia

Fulton Financial Corporation
43

Possible Future

Expansion

[GRAPHIC]

☐	Current Markets

☐	Future Expansion

Fulton Financial Corporation	43

Looking ahead

☐	Continue to build on our strengths

☐	Continue to rely on the expertise and skill of our employees

☐	Stick to banking basics while preparing for the future

☐	Enhance customer relationship management efforts

Fulton Financial Corporation	44

Board of Directors

☐	Focused on maximizing shareholder value with an annual increase in earnings per share in the range of 10%

Fulton Financial Corporation	45

Financial Highlights

Performance Overview

Fulton Financial Corporation

46

Financial Highlights

Performance Overview

Fulton Financial Corporation	46

Six months ended June 30, 2003

☐ $0.64	Net income per share
(6.7% increase over 2002)

☐ $0.303	Cash dividends per share
(11.4% increase over 2002)

☐ 1.64%	Return on Assets

☐ 15.88%	Return on Equity

☐ 52.90%	Efficiency Ratio

Fulton Financial Corporation	47

Average Balances (YTD June)

	2003	2002	$	%
	(dollars in millions)
Investments	$2,427	$1,817	$610	34%
Loans	5,366	5,421	(55)	-1%
Deposits	6,553	6,195	358	6%
Borrowings	840	625	215	34%

Fulton Financial Corporation	48

Average Loan Growth (YTD June)

	2003	2002	$	%
	(dollars in millions)
Commercial	$1,706	$1,537	$169	11%
Comm’l Mort	1,774	1,673	101	6%
Resid Mort	558	821	(263)	-32%
Cons./Other	1,328	1,390	(62)	-4%

Total Loans	$5,366	$5,421	(55)	-1%

Fulton Financial Corporation	49

Peer group

- Commerce Bancorp
- First Commonwealth Financial
- First Financial Bancorp.
- FirstMerit Corp.
- Fulton Financial Corp
- Hudson United Bancorp.
- Mercantile Bankshares Corp.
- North Fork Bankcorp.
- Provident Bankshares Corp.
- Provident Financial Group
- Riggs National Corp.
- Sky Financial Group Inc.
- Susquehanna Bancshares
- Trust Co. of New Jersey
- TrustCo Bank Corp. of NY
- United Bankshares Inc.
- Valley National Bancorp
- Wilmington Trust Co.

Fulton Financial Corporation
50

Peer group

■ Commerce Bancorp	■ Provident Financial Group

■ First Commonwealth Financial	■ Riggs National Corp.

■ First Financial Bancorp.	■ Sky Financial Group Inc.

■ FirstMerit Corp.	■ Susquehanna Bancshares

■ Fulton Financial Corp	■ Trust Co. of New Jersey

■ Hudson United Bancorp.	■ TrustCo Bank Corp. of NY

■ Mercantile Bankshares Corp.	■ United Bankshares Inc.

■ North Fork Bankcorp.	■ Valley National Bancorp

■ Provident Bankshares Corp.	■ Wilmington Trust Co.

Fulton Financial Corporation	50

Net charge-offs to average loans

0.90
0.60
0.30
-
90
91
92
93
94
95
96
97
98
99
00
01
02
6/03
0.47
0.26
0.19
Top 50
Peer
FFC

Source: SNL Financial Datasource

Fulton Financial Corporation
51

Net charge-offs to average loans

[GRAPH]

Top 50	Peer	FFC

Source: SNL Financial Datasource

Fulton Financial Corporation	51

Non-performing assets to total assets

1.80
1.40
1.00
0.60
0.20
90
91
92
93
94
95
96
97
98
99
00
01
02
6/03
0.63
0.45
0.45
Top 50
Peer
FFC

Fulton Financial Corporation 52

Non-performing assets to total assets

[GRAPHIC]

Top 50	Peer	FFC

Source: SNL Financial Datasource

Fulton Financial Corporation	52

Net interest margin

5.50
5.00
4.50
4.00
3.50
90
92
94
96
98
00
02
3.99
3.84
3.76
Top 50
Peer
FFC

Fulton Financial Corporation
53

Net interest margin

[GRAPHIC]

Top 50	Peer	FFC

Source: SNL Financial Datasource

Fulton Financial Corporation	53

Asset/Liability management

Interest rate “shocks” (as of 6/30/03)

☐	Impact on Net Interest Income:

Rate Change	NII Change (Annual)	% Change
+300 bp	+ $ 34.6 million	+12.2%
+200 bp	+ $ 26.5 million	+ 9.4%
+100 bp	+ $ 16.7 million	+ 5.9%
- 100 bp	- $ 17.5 million	- 6.2%

Source: FFC Asset/Liability Modeling

Fulton Financial Corporation	54

Investment portfolio

Portfolio Components ( in millions)	Ending Bal. 6/30/03	Average Life (yrs.)	Credit Rating

Mortgage-backed securities	$1,951.4	2.3	AAA—agency issued
Treasuries and agencies	$105.5	0.3	AAA
Municipals	$269.2	3.5	AAA—insured
Bank-issued Trust preferred stock	$20.6	24	various/callable: 5 yrs
Other/Short-term Inv.	$40.6	NA	AAA
Bank Stocks	$73.8	NA	not rated
FHLB Stock	$47.9	NA	AAA
Unrealized Gain—Bank Stock	$9.0
Unrealized Gain—Bonds	$30.8
TOTAL INVESTMENTS	$2,548.8	2.46

Fulton Financial Corporation	55

Bank stock gains
(percent contribution to EPS)

9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
91
92
93
94
95
96
97
98
99
00
01
02
6/03

Fulton Financial Corporation
56

Bank stock gains

(percent contribution to EPS)

[GRAPHIC]

Fulton Financial Corporation	56

Efficiency ratio

65.0
60.0
55.0
50.0
45.0
90
91
92
93
94
95
96
97
98
99
00
01
02
6/03
57.6
55.7
52.9
Top 50
Peer
FFC

Source: SNL Financial Datasource

Fulton Financial Corporation

57

Efficiency ratio

[GRAPHIC]

Top 50	Peer	FFC

Source: SNL Financial Datasource

Fulton Financial Corporation	57

Other Expenses (YTD June)

	2003	2002	$	%
	(dollars in thousands)
Salaries & Benefits	$67,814	$63,665	$4,149	7%
Occupancy & Equip.	15,155	14,070	1,085	8%
Data Processing	5,640	6,163	(523)	-8%
Advertising	3,019	3,653	(634)	-17%
Telecommun.	2,481	2,661	(180)	-7%
State Tax	2,204	2,728	(524)	-19%
Stat. & Supplies	2,146	2,439	(293)	-12%
Postage	2,006	2,012	(6)	0%
Operating Risk Loss	1,138	1,182	(44)	-4%
Amortization	719	719	—	0%
Other Expenses	11,578	12,108	(530)	-4%

Total	$113,900	$111,400	$2,500	2%

Fulton Financial Corporation	58

Accounting/Auditing

☐	Compliance with accounting standards

☐	Designated a financial expert

☐	Disclosure committee

☐	Enhanced Audit Committee role

☐	CFO certifications

☐	Audit Committee approvals of financial filings

Fulton Financial Corporation	59

Looking ahead

Continued focus on:

☐	Strong asset quality

☐	Growth in non-interest income, particularly from Advisors

☐	Expansion of franchise geographically

☐	Increased loan activity

☐	Core deposit growth

Fulton Financial Corporation	60

Overview

☐	Long-term, consistent performance

☐	Talented and dedicated employees

☐	Attractive returns for shareholders

☐	Career success for employees

☐	Financial success for customers

☐	Prosperity for communities

Fulton Financial Corporation	61

Fulton Financial Corporation

One Penn Square

Lancaster, PA 17602

www.fult.com

Fulton Financial Corporation	62